Filed under Rule 497(e) and Rule 497(k)

Registration No. 333-08653

SEASONS SERIES TRUST

SA Multi-Managed International Equity Portfolio

(the “Portfolio”)

Supplement dated April 8, 2025, to the Portfolio’s

Summary Prospectus and Prospectus, each dated July 29, 2024, as supplemented to date

At a meeting held on April 2, 2025, the Board of Trustees (the “Board”) of Seasons Series Trust approved BlackRock Investment Management, LLC (“BlackRock”) as subadviser to the Portfolio. As subadviser, BlackRock will be responsible for the day-to-day management of the portion of the Portfolio that is currently passively managed by SunAmerica Asset Management, LLC. In connection with the approval of BlackRock as subadviser, the Board also approved certain changes to the Portfolio’s principal investment strategies. These changes to the Portfolio will become effective April 30, 2025 (the “Effective Date”).

On the Effective Date, the following changes are made to the Portfolio’s Summary Prospectus and Prospectus, as applicable:

The following replaces the third paragraph in the section of the Summary Prospectus entitled “Principal Investment Strategies of the Portfolio” and the section of the Prospectus entitled “Portfolio Summary: SA Multi-Managed International Equity Portfolio - Principal Investment Strategies of the Portfolio” and the fourth paragraph in the section of the Prospectus entitled “Additional Information About the Portfolios’ Investment Strategies and Investment Risks – SA Multi-Managed International Equity Portfolio”:

The Portfolio is actively managed by two subadvisers and, to balance the risks of the Portfolio, a portion of the Portfolio is passively managed by a third subadviser. The passively managed portion of the Portfolio invests in all or substantially all of the stocks included in the MSCI EAFE Index (the “Index”), a strategy known as “replication.” The subadviser may, however, utilize an “optimization” strategy in circumstances in which replication is difficult or impossible, such as if the Portfolio has low asset levels and cannot replicate, to reduce trading costs or to gain exposure to securities that the Portfolio cannot access directly. The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index. The subadviser may also invest the Portfolio’s assets in investments with economic characteristics that are comparable to the economic characteristics of securities included in the Index, including derivatives, such as contracts for difference.

The following is added as a new risk factor in the section of the Summary Prospectus entitled “Principal Risks of Investing in the Portfolio” and the section of the Prospectus entitled “Portfolio Summary: SA Multi-Managed International Equity Portfolio - Principal Risks of Investing in the Portfolio”:

Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Certain derivatives have the potential for undefined loss. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, valuation risk, regulatory risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.

The section of the Summary Prospectus entitled “Investment Adviser” and the section of the Prospectus entitled “Portfolio Summary: SA Multi-Managed International Equity Portfolio – Investment Adviser” is deleted in its entirety and replaced with the following:

Investment Adviser

The Portfolio’s investment adviser is SunAmerica.

The Portfolio is subadvised by SIMNA, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and BlackRock Investment Management, LLC (“BlackRock”). The Portfolio is sub-subadvised by Schroder Investment Management North America Limited and T. Rowe International Ltd. The portfolio managers are noted below.

Portfolio Managers

Name and Title	Portfolio Manager of the Portfolio Since
BlackRock
Paul Whitehead Managing Director	2025
Jennifer Hsui, CFA Managing Director	2025
Peter Sietsema, CFA Director	2025
Matt Waldron, CFA Managing Director	2025
Steven White Director	2025

SIMNA
Simon Webber, CFA Lead Portfolio Manager	2017
James Gautrey, CFA Portfolio Manager	2017
T. Rowe Price
Elias Chrysostomou, CFA Vice President and Portfolio Manager	April 2024

The first paragraph in the section of the Prospectus entitled “Management – Information about the Investment Adviser’s Management of Certain Portfolios” is deleted in its entirety and replaced with the following:

SunAmerica is responsible for making the day-to-day investment decisions for the Managed Allocation Portfolios.

The third paragraph in the section of the Prospectus entitled “Management – Information about the Investment Adviser’s Management of Certain Portfolios” is deleted in its entirety.

The following is added to the section of the Prospectus entitled “Management – Information about the Subadvisers ”:

BlackRock Investment Management, LLC (BlackRock) is located at 1 University Square Drive, Princeton, NJ 08540-6455. BlackRock is an affiliate of BlackRock Advisors, LLC, a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $11.6 trillion in assets under management as of December 31, 2024.

The passively-managed index portions of the SA Multi-Managed International Equity Portfolio, SA Multi-Managed Large Cap Growth Portfolio, SA Multi-Managed Large Cap Value Portfolio, SA Multi-Managed Mid Cap Growth Portfolio, SA Multi-Managed Mid Cap Value Portfolio and SA Multi-Managed Small Cap Portfolio are managed by a team consisting of Paul Whitehead, Jennifer Hsui, CFA, Peter Sietsema, CFA, Matt Waldron, CFA and Steven White.

Paul Whitehead, Managing Director, is the Deputy Head of Index Equity Investments with responsibility for Global Index Asset Allocation, Transition Management (TRIM), and Americas Portfolio Management within BlackRock’s Global Markets & Index Investments (“BGM”). Mr. Whitehead’s service with the firm dates back to 1996, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. Prior to assuming his current role, Mr. Whitehead was Global Head of Equity Trading, Global Head of Transition Management and Head of Americas Equity Trading. Previously, he managed the trading team responsible for all Institutional Index funds, Exchange Traded funds, and Transition Management mandates. Mr. Whitehead earned a BS degree in economics at the University of Colorado in 1993.

Jennifer Hsui, CFA, Managing Director, is Global Head of Index Equity Investments within BlackRock Global Markets & Index Investments (“BGM”). She leads the team responsible for delivering investment quality across roughly $5 trillion of BlackRock’s equity index funds and ETFs. Jennifer is a member of the BlackRock Global Operating Committee. BlackRock Global Markets and Index Investments provides clients with superior market access and index investment outcomes. Our shared mission across these functions is to deliver investment, trading, financing and risk management excellence for clients every minute of every day, and to champion investor progress by relentlessly pursuing better ways for clients to access expanding investment opportunities. Ms. Hsui’s service with the firm dates back to 2006, including her years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. Prior to her current role, Ms. Hsui was CIO and co-Head of Index Equity, with responsibility for setting direction, establishing policy, and guiding investment decisions across Index Equity products. Prior to joining BGI, she worked as an equity research analyst covering the medical devices industry at RBC Capital Markets. Ms. Hsui earned a BS degree in economics and biology from the University of California, Berkeley.

Peter Sietsema, CFA, Director and Senior Portfolio Manager within Blackrock’s Index Equity Team. Mr. Sietsema is the Head of North America Portfolio Management and leverages market expertise, a deep understanding of benchmark methodologies, and technology to consistently deliver precise investment performance. Mr. Sietsema’s service with the firm dates back to 2007, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, he was a portfolio manager within the US Index Portfolio Management group in San Francisco. Mr. Sietsema began his career as Senior Manager of Alternative Investments at State Street. Mr. Sietsema earned a BS degree in business administration from California State University, Sacramento, in 2001. He is a CFA charter holder and holds the FINRA Series 7 and 63 licenses.

Matt Waldron, CFA, Managing Director, is US Head of International Portfolio Management within BlackRock Global Markets & Index Investments (“BGM”). He is responsible for the overall management of ETFs, CTFs, and Institutional SMAs that are predominantly invested in developed and emerging markets. Mr. Waldron’s service with the firm dates back to 2003. Prior to his current role, Mr. Waldron was a portfolio manager in Blackrock’s Multi Asset Client Solutions Group(BMACS), where he was responsible for the management of asset allocation portfolios for Institutional and HNW clients. Prior to joining BlackRock in 2003, Mr. Waldron was a research analyst at Monarch Capital Holdings LLC., an event-driven, long-short hedge fund. Mr. Waldron earned a BA degree in finance from the University of Delaware.

Steven White, Director, is Co-CIO for Index Equity Investments within BlackRock Global Markets & Index Investments (“BGM”) Steven co-leads the CIO function, which is responsible for leading efforts to drive scale, quality and risk-managed investment outcomes for clients. Within the function he has direct responsibilities for investment risk and performance oversight across the global book as well as Index Equities Index Advocacy function which looks to enhance benchmark methodologies managed to by the team. Steven also oversees the Active Risk Index ETF PM team in the Americas and is a member of the Index Equity Leadership Team. Prior to his current role, Steven held multiple roles within BlackRock including sales, research, and portfolio management. Prior to BlackRock Steven worked at Bank of America Merrill Lynch for four years. He has a bachelor’s degree in Economics and MBA from San Diego State University.

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